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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 30, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-3 Trust
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             (Exact name of issuing entity as specified in charter)

                       Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)

         New York                  333-130536-18              56-139-0085
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(State or other jurisdiction of    (Commission File Number    (IRS Employer
incorporation of issuing entity)   of issuing entity)         Identification No.
                                                              of depositor)

214 North Tryon Street, Charlotte, North Carolina             28255
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(Address of principal executive offices)                      (Zip Code)

Depositor's telephone number, including area code          (704) 386-2400
                                                  ------------------------------

                                      N/A
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          Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events
              ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated April 30, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as a master servicer and as securities administrator, Washington Mutual Mortgage Securities Corp., as a master servicer, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-3 (the "Certificates"), issued on April 30, 2007, including (i) the Class 1-A-R, 1-A-1, 1-A-2, 1-A-3, 2-A-1, X-IO, X-PO, 3-A-1, 3-A-2, 3-A-3, X-A-1, X-A-2,
X-B-1, X-B-2, X-B-3, 3-B-1, 3-B-2, 3-B-3, T-A-1A, T-A-1B, T-A-2, T-A-3A, T-A-3B,
T-A-4, T-A-5, T-A-6, T-A-7, T-A-8, T-M-1A, T-M-1B, T-M-2, T-M-3, T-M-4 and T-M-5
Certificates (the "Public Certificates"), having an aggregate initial class balance of $883,792,950, (ii) the Class X-B-4, Class X-B-5, Class X-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $731,434 and (iii) the Class CE and Class P Certificates.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated April 30, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     The Private Certificates were sold to BAS on April 30, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association ("BANA").

     On April 30, 2007, the Class CE and Class P Certificates were transferred to BANA in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

     The mortgage loans underlying the Certificates were (i) acquired by BANA from other originators pursuant to various underlying sale agreements and are serviced by BANA pursuant to the servicing agreement, dated April 30, 2007, between the Company and BANA, a copy of which is attached as Exhibit 10.1, (ii) acquired by BANA from various originators and are serviced by Wells Fargo Bank pursuant to a servicing agreement, dated July 1, 2006, between BANA and Wells Fargo Bank, a copy of which is attached as Exhibit 10.2 or (iii) acquired by BANA from various originators and are serviced by such originators pursuant to various underlying sale and servicing agreements. Copies of the material underlying sale and servicing agreements with respect to originators that originated 20% or more of the aggregate unpaid principal balance of any loan group as of the cut-off date are attached as Exhibits 10.3, 10.4, 10.5 and 10.6.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated April 30, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo Bank, in its capacity as supplemental interest trust trustee (the "Supplemental Interest Trust Trustee"), on behalf of the Banc of America Funding 2007-3 Supplemental Interest Trust, entered into two separate interest rate cap agreements (the "BANA Interest Rate Cap Agreements") with BANA, as cap provider, for the benefit of the Class T-A-4 Certificates. Draft copies of the BANA Interest Rate Cap Agreements are attached as Exhibit 10.7 and final execution copies of the BANA Interest Rate Cap Agreements will be filed as a Form 8K/A when available.

     The Supplemental Interest Trust Trustee, on behalf of the Banc of America Funding 2007-3 Supplemental Interest Trust, entered into two interest rate swap agreements (the "BoNY Interest Rate Swap Agreements") with The Bank of New York, as swap provider, and entered into five interest rate swap agreements (the "BANA Interest Rate Swap Agreements") with BANA, as swap provider, for the benefit of the holders of certain classes of Public Certificates. Copies of the BoNY Interest Rate Swap Agreements are attached as Exhibit 10.9. Draft copies of the BANA Interest Rate Swap Agreements are attached as Exhibit 10.8 and final execution copies of the BANA Interest Rate Swap Agreements will be filed as a Form 8K/A when available.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

     (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1 Underwriting Agreement, dated April 30, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC.

          4.1 Pooling and Servicing Agreement, dated April 30, 2007, among Banc of America Funding Corporation, Wells Fargo Bank, N.A., Washington Mutual Mortgage Securities Corp. and U.S. Bank National Association (including exhibits).

          4.2 Mortgage Loan Purchase Agreement, dated April 30, 2007, between Banc of America Funding Corporation and Bank of America, National Association.

          10.1 Servicing  Agreement,  dated  April  30,  2007,  between  Banc of
               America  Funding  Corporation  and  Bank  of  America,   National
               Association.

          10.2 (A) Servicing Agreement, dated as of July 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

               10.3 Assignment,  Assumption  and  Recognition  Agreement,  dated
                    April 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

               10.4 (A) Master Flow Sale and  Servicing  Agreement,  dated as of
                    August 1, 2003, between the Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital Corporation) and GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage Corporation).

                    (B) Global Amendment to Sale and Servicing Agreements, dated as of September 1, 2005, among GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage Corporation), Banc of America Mortgage Capital Corporation and Bank of America, National Association.

                    (C) Regulation AB Compliance Addendum to the Master Flow Sale and Servicing Agreement, dated as of January 1, 2006, between GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage Corporation) and Bank of America, National Association.

                    (D) Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and GMAC Mortgage, LLC.

               10.5 (A) Servicing Agreement (Amended and Restated),  dated as of
                    July 1, 2003, between Bank of America, National Association and Washington Mutual Bank (as amended).

                    (B) Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, between Washington Mutual Bank and Bank of America, National Association.

                    (C) Assignment, Assumption and Recognition Agreement, dated April 30, 2006, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Washington Mutual Bank.

               10.6 (A) Second Amended and Restated Master  Seller's  Warranties
                    and Servicing Agreement, dated as of May 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

                    (B)  Second  Amended  and  Restated   Master  Mortgage  Loan
                    Purchase Agreement, dated as of May 1, 2006, between Bank of America, National Association and Wells Fargo Bank, N.A.

                    (C) Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

               10.7 Drafts of the BANA Interest Rate Cap Agreements,  each dated
                    April 30, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

               10.8 Drafts of the BANA Interest Rate Swap Agreements, each dated
                    April 30, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

               10.9 BoNY  Interest  Rate Swap  Agreements,  each dated April 30,
                    2007,  between  Wells Fargo Bank,  N.A.  and The Bank of New
                    York.



                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANC OF AMERICA FUNDING CORPORATION

                                    By:      /s/ Bruce W. Good
                                         ---------------------------------------

                                    Name:  Bruce W. Good

                                    Title: Principal



Date:  April 30, 2007

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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


    Exhibit No.       Exhibit Description                                                             Paper (P) or Electronic (E)
    -----------       -------------------                                                             ---------------------------

    1.1               Underwriting Agreement, dated April 30, 2007, between Banc of America Funding                E
                      Corporation and Banc of America Securities LLC.
    4.1               Pooling and Servicing Agreement, dated April 30, 2007, among Banc of America                 E
                      Funding Corporation, Wells Fargo Bank, N.A., Washington Mutual Mortgage
                      Securities Corp. and U.S. Bank National Association (including exhibits).
    4.2               Mortgage Loan Purchase Agreement, dated April 30 2007, between Banc of                       E
                      America Funding Corporation and Bank of America, National Association.
    10.1              Servicing Agreement, dated April 30, 2007, between Banc of America Funding                   E
                      Corporation and Bank of America, National Association.
    10.2(A)           Servicing Agreement, dated as of July 1, 2006, between Bank of America,                      E
                      National Association and Wells Fargo Bank, N.A.
    10.2(B)           Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among                E
                      Bank of America, National Association, Banc of America Funding Corporation,
                      U.S. Bank National Association and Wells Fargo Bank, N.A.
    10.3              Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among                E
                      Bank of America, National Association, Banc of America Funding Corporation,
                      U.S. Bank National Association, Countrywide Home Loans, Inc. and Countrywide
                      Home Loans Servicing LP.
    10.4(A)           Flow Sale and Servicing Agreement, dated as of August 1, 2003, between the                   E
                      Bank of America, National Association (as successor in interest to Banc of
                      America Mortgage Capital Corporation) and GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage Corporation).


    10.4(B)           Global Amendment to Sale and Servicing Agreements, dated as of September 1,                  E
                      2005, among GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage
                      Corporation), Banc of America Mortgage Capital Corporation and Bank of
                      America, National Association.
    10.4(C)           Regulation AB Compliance Addendum to the Master Flow Sale and Servicing                      E
                      Agreement, dated as of January 1, 2006, between GMAC Mortgage, LLC (as successor in interest to GMAC Mortgage Corporation) and Bank of America,
                      National Association.
    10.4(D)           Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among                E
                      Bank of America, National Association, Banc of America Funding Corporation,
                      U.S. Bank National Association and GMAC Mortgage, LLC.
    10.5(A)           Servicing Agreement (Amended and Restated), dated as of July 1, 2003, between                E
                      Bank of America, National Association and Washington Mutual Bank (as amended).
    10.5(B)           Regulation AB Amendment to the Servicing Agreement, dated as of January 1,                   E
                      2006, between Washington Mutual Bank and Bank of America, National Association.
    10.5(C)           Assignment, Assumption and Recognition Agreement, dated April 30, 2006, among                E
                      Bank of America, National Association, Banc of America Funding Corporation,
                      U.S. Bank National Association and Washington Mutual Bank.
    10.6(A)           Second Amended and Restated Master Seller's Warranties and Servicing                         E
                      Agreement, dated as of May 1, 2006, between Bank of America, National
                      Association and Wells Fargo Bank, N.A.
    10.6(B)           Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as                E
                      of May 1, 2006, between Bank of America, National Association and Wells Fargo
                      Bank, N.A.

    10.6(C)           Assignment, Assumption and Recognition Agreement, dated April 30, 2007, among                E
                      Bank of America, National Association, Banc of America Funding Corporation,
                      U.S. Bank National Association and Wells Fargo Bank, N.A.
    10.7              Drafts of the BANA Interest Rate Cap Agreements, each dated April 30, 2007,                  E
                      between Wells Fargo Bank, N.A. and Bank of America, National Association.
    10.8              Drafts of the BANA Interest Rate Swap Agreements, each dated April 30, 2007,                 E
                      between Wells Fargo Bank, N.A. and Bank of America, National Association.
    10.9              BoNY Interest Rate Swap Agreements, each dated April 30, 2007, between Wells                 E
                      Fargo Bank, N.A. and The Bank of New York.

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